CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)

June 30, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 43.5%
Gathering + Processing - 6.4%
Enable Midstream Partners LP	139,981	$655,111
Hess Midstream LP	38,002	696,197
Noble Midstream Partners LP	81,352	688,238
Western Midstream Partners LP	170,836	1,715,193
Total Gathering + Processing		3,754,739
Liquefaction - 3.2%
Cheniere Energy Partners LP	53,155	1,859,362
Pipeline Transportation│Natural Gas -15.7%
Energy Transfer LP	450,398	3,206,834
Enterprise Products Partners LP	223,353	4,058,324
TC Pipelines LP	60,135	1,867,793
Total Pipeline Transportation│Natural Gas		9,132,951
Pipeline Transportation│Petroleum -18.2%
Magellan Midstream Partners LP	79,498	3,431,929
MPLX LP	152,666	2,638,067
NuStar Energy LP	50,984	728,052
Plains All American Pipeline LP	426,530	3,770,525
Total Pipeline Transportation│Petroleum		10,568,573

Total MASTER LIMITED PARTNERSHIPS
(Cost $24,100,918)		25,315,625
COMMON STOCKS - 37.0%
Gathering + Processing - 20.5%
Antero Midstream Corp.	231,264	1,179,446
Enlink Midstream, LLC	300,854	734,084
Equitrans Midstream Corp.	221,934	1,844,272
Rattler Midstream LP	129,088	1,252,154
Targa Resources Corp.	217,872	4,143,925
The Williams Companies, Inc.	137,180	2,753,203
Total Gathering + Processing		11,907,084
Pipeline Transportation│Natural Gas -8.4%
Kinder Morgan Inc.	230,206	3,492,225
TC Energy Corp. (u)	32,035	1,373,020
Total Pipeline Transportation│Natural Gas		4,865,245
Pipeline Transportation│Petroleum -8.1%
Enbridge Inc. (u)	87,421	2,659,347
Pembina Pipeline Corp. (u)	83,534	2,088,350
Total Pipeline Transportation│Petroleum		4,747,697

Total COMMON STOCKS
(Cost $19,786,987)		21,520,026

PRIVATE INVESTMENT - 53.5%

Gathering + Processing - 53.5%

KKR Eagle Co-Invest LP (f)		31,100,000
Total PRIVATE INVESTMENT
(Cost $34,472,094)		31,100,000
SHORT-TERM INVESTMENT - 0.6%
Money Market Funds - 0.6%
First American Treasury Obligations Fund, Class X, 0.08% (y)	348,503	348,503
GS Financial Square Treasury Solutions Fund, Capital Class, 0.00% (y)	24,801	24,801
Total SHORT-TERM INVESTMENT
(Cost $373,304)		373,304
Total Investments - 134.6%
(Cost $78,733,303)		78,308,955
Liabilities in Excess of Other Assets - (34.6%)		(20,136,178)
TOTAL NET ASSETS - 100.0%		$58,172,777

LP - Limited Partnership

LLC - Limited Liability Company

(f)This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the "Board"). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund's Board. As of June 30, 2020, the total value of all such securities was $31,100,000 or 53.5% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected remaining life of 2.50 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.

(u)Foreign security or a U.S. security of a foreign company.

(y)The rate quoted is the annualized seven-day yield as of June 30, 2020.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	- quoted prices in active markets for identical assets or liabilities
Level 2				- quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3				- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2020
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$25,315,625	$-	$-	$25,315,625
Common Stock	21,520,026	-	-	21,520,026
Private Investment	-	-	31,100,000	31,100,000
Money Market Funds	373,304	-	-	373,304
Total Investments	$47,208,955	$-	$31,100,000	$78,308,955

For further information regarding security characteristics, see the Schedule of Investments.

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value these Level 3 investments as of June 30, 2020.

Quantitative Information about Level 3 Fair Value Measurements

						Impact to
						Valuation
Type of	Value as of	Valuation	Valuation	Unobservable Input	Amount/	from an
						Increase in
Security	June 30, 2020	Approach	Technique		Range	Input(1)
Private	$ 31,100,000	Income	Discounted Cash	Discount Rate	10.0%	Decrease
Investment		Approach	Flow	Exit EBITDA Multiple	11.0x	Increase
				Liquidity Discount	20.0%	Decrease
		Market	Guideline Public	EBITDA Multiple	9.2x- 11.2X	Increase
		Approach	Company	Liquidity Discount	20.0%	Decrease

(1)The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP ("the partnership"). The first methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund's interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates. The second methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures.

As part of the valuation process, the Fund estimates operating results of the partnership. These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. These estimates are sensitive to changes in assumptions specific to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Private
Investment
Balance as of September 30, 2019	$45,400,000
Change in unrealized depreciation	(14,300,000)
Balance as of June 30, 2020	31,100,000
Change in unrealized gains or losses relating to assets still held at the reporting date	)
$(14,300,000

Equity Option Contracts: When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over- the-counter (or "OTC").

The monthly average notional value of written option contracts outstanding during the nine months ended June 30, 2020 was $908,000. As of June 30, 2020, there were no options contracts outstanding.

Credit Facility: The Fund has entered into a revolving credit agreement (the "Credit Agreement") with BNP Paribas Prime Brokerage International, Ltd. for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of June 30, 2020, the Fund had no outstanding borrowings under the Credit Agreement. For the nine months ended June 30, 2020, the Fund borrowed an average daily balance of $47,512,774 at a weighted average borrowing cost of 2.67%.